UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 29, 2012

Energy Focus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

32000 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-715-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On March 29, 2012, Energy Focus, Inc. (the "Company") announced it has been awarded a $1.8 million product order from a leading Energy Service Company ("ESCO") for its energy saving LED lamps.

On April 3, 2012 the Company issued a press release announcing the $1.8 million LED product order. A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
________________________________________________

99.1 - Press Release Dated April 3, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Focus, Inc.

April 3, 2012	By:	/s/ Mark J. Plush

Name: Mark J. Plush
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Dated April 3, 2012